UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 18, 2022

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CYH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

The information contained in this Current Report on Form 8-K (the “Form 8-K”) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

ITEM 2.02	Results of Operations and Financial Condition

Community Health Systems, Inc. (the “Company”) hereby announces that it anticipates that its results in the fourth quarter of 2021 will yield results for the year ended December 31, 2021 of the following:

•	Net operating revenues in the range of $12.355 billion to $12.375 billion.

•

Adjusted EBITDA, further adjusted to exclude the recognition of pandemic relief funds, in an amount that approximates the high-end of the Company’s Adjusted EBITDA guidance for 2021 (the low-end of which was $1.780 billion and the high-end of which was $1.820 billion) as disclosed in the Company’s earnings release dated October 27, 2021 (the “3Q 2021 Earnings Release”). The assumptions utilized to calculate guidance as disclosed in the 3Q 2021 Earnings Release excluded the impact of the recognition of pandemic relief funds from the determination of such guidance.

•	Recognized pandemic relief funds for the year ended December 31, 2021 of approximately $145 million.

The Company also hereby provides certain preliminary guidance for 2022 as set forth below. The Company anticipates net operating revenues for the year ending December 31, 2022 to be in the range of $12.600 billion to $13.100 billion. The Company anticipates Adjusted EBITDA for the year ending December 31, 2022 to be in the range of $1.825 billion to $1.975 billion. This preliminary guidance for 2022 similarly does not take into account the potential impact of the recognition of pandemic relief funds and was otherwise determined utilizing a methodology similar to the methodology used in determining the Company’s guidance for 2021 as reflected in the 3Q 2021 Earnings Release. See the Forward-Looking Statements section of this Form 8-K for a list of factors that could affect the future results of the Company or the healthcare industry generally.

The information provided above is based on information available to management as of the date of this Form 8-K and is subject to revision upon finalization of the Company’s annual accounting and financial reporting procedures. In addition, the 3Q 2021 Earnings Release as referenced above includes additional information regarding the Company’s financial performance and guidance as of such date, including reconciliations between non-GAAP financial measures and related GAAP measures.

The Company intends to provide its updated 2022 annual guidance and reporting on its financial and operating results for the three months and year ended December 31, 2021, when the Company issues its earnings release on a future date.

The information necessary to provide a reconciliation of the Company’s preliminary projected 2022 Adjusted EBITDA, a forward-looking non-GAAP financial measure, to projected 2022 net income (loss) attributable to Community Health Systems, Inc. stockholders, the most directly comparable GAAP measure, is not available at this time without unreasonable efforts in light of the fact that the applicable reconciling items are not determinable, and/or the inherent difficulty in quantifying such reconciling items, on a forward-looking basis at this time. A reconciliation of the Company’s projected 2022 Adjusted EBITDA to the Company’s projected 2022 net income (loss) attributable to Community Health Systems, Inc. stockholders will be included at such time that the Company provides updated projected 2022 Adjusted EBITDA as set forth above.

Information About Non-GAAP Financial Measures

EBITDA is a non-GAAP financial measure which consists of net income (loss) attributable to Community Health Systems, Inc. before interest, income taxes, and depreciation and amortization. Adjusted EBITDA, also a non-GAAP financial measure, is EBITDA adjusted to add back net income attributable to noncontrolling interests and to exclude loss (gain) from early extinguishment of debt, impairment and (gain) loss on sale of businesses, gain on sale of investments in unconsolidated affiliates (specifically the sale of our unconsolidated equity interests in Macon Healthcare, LLC during 2021), (income) expense related to government and other legal settlements and related costs, expense incurred in the fourth quarter of 2020 related to the settlement of certain professional liability claims for which the third-party insurers’ obligation to insure the Company against the underlying loss was being litigated along with income during the fourth quarter of 2021 associated with the settlement of such litigation for the recovery of amounts covered by such third-party insurance policies, expense related to employee termination benefits and other restructuring charges, expense from settlement and fair value adjustments on the contingent value right agreement liability related to the Health Management Associates, Inc., legal proceedings and related legal expenses, the impact of changes in estimate to increase the professional liability claims accrual recorded during the second quarter of 2019 (which estimate was further revised in the third quarter of 2019 based on updated actuarial analysis) with respect to claims incurred in 2016 and prior years, and expense related to the valuation allowance recorded in the second quarter of 2019 to reserve the outstanding balance of a promissory note received from the buyer in connection with the sale of two of the Company’s hospitals in 2017, as well as income from a reduction of the valuation allowance on the outstanding balance of a promissory note from the buyer of another hospital. As previously disclosed, during the three months ended December 31, 2020, the Company incurred expenses in the amount of approximately $50 million related to the settlement of a professional liability claim for which the Company’s third-party insurer’s obligation to provide coverage to the Company in connection with the underlying loss was being litigated. Moreover, during the three months ended December 31, 2021, as referenced above, the Company recognized income in the amount of approximately $19 million, net of related legal fees, from the settlement of the aforementioned litigation with third-party insurers. The Company has included this adjustment in the calculation of Adjusted EBITDA during the year ended December 31, 2021 because the Company believes the income associated with such settlement is not reflective of the Company’s underlying results of operations in light of the intended purpose of Adjusted EBITDA in assessing the Company’s operational performance and comparing the Company’s performance between periods. The Company has from time to time sold noncontrolling interests in certain of its subsidiaries or acquired subsidiaries with existing noncontrolling interest ownership positions. The Company believes that it is useful to present Adjusted EBITDA because it adds back the portion of EBITDA attributable to these third-party interests. The Company reports Adjusted EBITDA as a measure of financial performance. Adjusted EBITDA is a key measure used by management to assess the operating performance of the Company’s hospital operations and to make decisions on the allocation of resources. Adjusted EBITDA is also used to evaluate the performance of the Company’s executive management team and is one of the primary metrics used in connection with determining short-term cash incentive compensation and the achievement of vesting criteria with respect to performance-based equity awards. In addition, management utilizes Adjusted EBITDA in assessing the Company’s consolidated results of operations and operational performance and in comparing the Company’s results of operations between periods. The Company believes it is useful to provide investors and other users of the Company’s financial statements this performance measure to align with how management assesses the Company’s results of operations. Adjusted EBITDA also is comparable to a similar metric called Consolidated EBITDA, as defined in the Company’s asset-based loan facility (the “ABL Facility”) and the Company’s existing note indentures, which is a key component in the determination of the Company’s compliance with certain covenants under the ABL Facility and such note indentures (including the Company’s ability to service debt and incur capital expenditures), and is used to determine the interest rate and commitment fee payable under the ABL Facility (although Adjusted EBITDA does not include all of the adjustments described in the ABL Facility). Adjusted EBITDA includes the Adjusted EBITDA attributable to hospitals that were divested during the course of such year, but in each case solely to the extent relating to the period prior to the consummation of the applicable divestiture.

In addition, this Form 8-K presents information regarding Adjusted EBITDA, further adjusted to exclude the recognition of pandemic relief funds, a non-GAAP financial measure, which is Adjusted EBITDA adjusted to exclude pandemic relief funds recognized during the period. The Company believes that it is useful to investors to present information regarding Adjusted EBITDA, further adjusted to exclude the recognition of pandemic relief funds, in this Form 8-K in order to improve comparability of anticipated full-year 2021 Adjusted EBITDA as presented herein (which, absent such adjustment, includes the impact of the recognition of pandemic relief funds) with our Adjusted EBITDA guidance for 2021 as previously disclosed in the 3Q 2021 Earnings Release which, as noted above, does not take into account the potential impact of recognition of pandemic relief funds in connection with the assumptions used to determine such guidance.

Adjusted EBITDA is not a measurement of financial performance under U.S. GAAP. It should not be considered in isolation or as a substitute for net income, operating income, or any other performance measure calculated in accordance with U.S. GAAP. The items excluded from Adjusted EBITDA are significant components in understanding and evaluating financial performance. The Company believes such adjustments are appropriate as the magnitude and frequency of such items can vary significantly and are not related to the assessment of normal operating performance. Additionally, this calculation of Adjusted EBITDA may not be comparable to similarly titled measures disclosed by other companies.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 that involve risk and uncertainties. Although the Company believes that these forward-looking statements are based on reasonable assumptions, these assumptions are inherently subject to significant economic and competitive uncertainties and contingencies, which are difficult or impossible to predict accurately and may be beyond the control of the Company. Accordingly, the Company cannot give any assurance that its expectations will in fact occur and cautions that actual results may differ materially from those in the forward-looking statements. A number of factors could affect the future results of the Company or the healthcare industry generally and could cause the Company’s expected results to differ materially from those expressed in this Form 8-K. These factors include, among other things:

•

developments related to COVID-19, including, without limitation, related to the length and severity of the pandemic; the volume of canceled or rescheduled procedures; the volume of COVID-19 patients cared for across our health systems; the timing, availability and acceptance of effective medical treatments, vaccines (including additional dosages of vaccines) and tests; the spread of potentially more contagious and/or virulent forms of the virus, including variants of the virus for which currently available vaccines, treatments and tests may not be effective or authorized; measures we are taking to respond to the COVID-19 pandemic; the impact of government actions on us, including with respect to vaccine mandates, testing requirements, travel restrictions and other virus containment measures; changes in net revenue due to patient volumes, payor mix and evolving macroeconomic conditions; increased expenses related to labor, supply chain, capital and other expenditures; workforce disruptions; and supply shortages and disruptions;

•

uncertainty regarding the implementation of the Coronavirus Aid, Relief and Economic Security Act (the CARES Act), the Paycheck Protection Program and Health Care Enhancement Act (the PPPHCE Act), the Consolidated Appropriations Act, 2021 (the CAA), the American Rescue Plan Act of 2021 (the ARPA) and any other future stimulus measures related to COVID-19, including the magnitude and timing of any future payments or benefits we may receive or realize thereunder;

•	general economic and business conditions, both nationally and in the regions in which we operate, including economic and business conditions resulting from the COVID-19 pandemic;

•

the impact of current or future federal and state health reform initiatives, including, without limitation, the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act of 2010 (the “Affordable Care Act”), and the potential for changes to the Affordable Care Act, its implementation or its interpretation (including through executive orders and court challenges);

•

the extent to and manner in which states support increases, decreases or changes in Medicaid programs, implement health insurance exchanges or alter the provision of healthcare to state residents through legislation, regulation or otherwise;

•	the future and long-term viability of health insurance exchanges and potential changes to the beneficiary enrollment process;

•

risks associated with our substantial indebtedness, leverage and debt service obligations, including our ability to refinance such indebtedness on acceptable terms or to incur additional indebtedness, and our ability to remain in compliance with debt covenants;

•	demographic changes;

•

changes in, or the failure to comply with, federal, state or local laws or governmental regulations affecting our business, including any such laws or governmental regulations which are adopted in connection with the COVID-19 pandemic;

•

potential adverse impact of known and unknown legal, regulatory and governmental proceedings and other loss contingencies, including governmental investigations and audits, and federal and state false claims act litigation;

•

our ability, where appropriate, to enter into and maintain provider arrangements with payors and the terms of these arrangements, which may be further affected by the increasing consolidation of health insurers and managed care companies and vertical integration efforts involving payors and healthcare providers;

•	changes in, or the failure to comply with, contract terms with payors and changes in reimbursement policies or rates paid by federal or state healthcare programs or commercial payors;

•

any security breaches, loss of data, actual or perceived failures to comply with legal requirements governing the privacy and security of health information or other regulated, sensitive or confidential information, or legal requirements regarding data privacy or data protection, and other cybersecurity incidents;

•	any potential impairments in the carrying value of goodwill, other intangible assets, or other long-lived assets, or changes in the useful lives of other intangible assets;

•	changes in inpatient or outpatient Medicare and Medicaid payment levels and methodologies;

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the effects related to the continued implementation of the sequestration spending reductions pursuant to both the Budget Control Act of 2011 and the Pay-As-You-Go Act of 2010 and the potential for future deficit reduction legislation;

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increases in the amount and risk of collectability of patient accounts receivable, including decreases in collectability which may result from, among other things, self-pay growth and difficulties in recovering payments for which patients are responsible, including co-pays and deductibles;

•	the efforts of insurers, healthcare providers, large employer groups and others to contain healthcare costs, including the trend toward value-based purchasing;

•	increases in wages or compensation as a result of competitive labor market conditions, inflation or competition for highly technical positions;

•	any failure to obtain medical supplies or pharmaceuticals at favorable prices;

•	liabilities and other claims asserted against us, including self-insured malpractice claims;

•	competition;

•	our ability to attract and retain, at reasonable employment costs, qualified personnel, key management, physicians, nurses and other healthcare workers;

•	trends toward treatment of patients in less acute or specialty healthcare settings, including ambulatory surgery centers or specialty hospitals or via telehealth;

•	changes in medical or other technology;

•	changes in U.S. GAAP;

•	the availability and terms of capital to fund any additional acquisitions or replacement facilities or other capital expenditures;

•

our ability to successfully make acquisitions or complete divestitures, our ability to complete any such acquisitions or divestitures on desired terms or at all, the timing of the completion of any such acquisitions or divestitures, and our ability to realize the intended benefits from any such acquisitions or divestitures;

•	the impact that changes in our relationships with joint venture or syndication partners could have on effectively operating our hospitals or ancillary services or in advancing strategic opportunities;

•	our ability to successfully integrate any acquired hospitals, or to recognize expected synergies from acquisitions;

•	the impact of seasonal severe weather conditions and climate change, as well as the timing and amount of insurance recoveries in relation to severe weather events;

•	our ability to obtain adequate levels of insurance, including general liability, professional liability, and directors and officers liability insurance;

•	timeliness of reimbursement payments received under government programs;

•	effects related to pandemics, epidemics, or outbreaks of infectious diseases, including the novel coronavirus causing the disease known as COVID-19 as noted above;

•	the impact of cybersecurity threats, cyber-attacks or security breaches;

•	any failure to comply with our obligations under license or technology agreements;

•	challenging economic conditions in certain non-urban communities in which we operate;

•	any developments with respect to the final auditing and reporting requirements of, or other adverse developments with respect to, the Corporate Integrity Agreement to which we are subject;

•	the concentration of our revenue in a small number of states;

•	our ability to realize anticipated cost savings and other benefits from our current strategic and operational cost savings initiatives;

•	any changes in or interpretations of income tax laws and regulations; and

•

the other risk factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2020 filed with the Securities and Exchange Commission (the “SEC”) on February 18, 2021, and other public filings with the SEC.

The Company cautions that the financial information set forth in this Form 8-K is provided as of the date hereof based on currently available information. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 7.01	Regulation FD Disclosure

The information set forth in Item 2.02 of this Form 8-K is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2022	COMMUNITY HEALTH SYSTEMS, INC.
(Registrant)

	By:	/s/ Tim L. Hingtgen
Tim L. Hingtgen
Chief Executive Officer and Director (principal executive officer)

	By:	/s/ Kevin J. Hammons
Kevin J. Hammons
President and Chief Financial Officer (principal financial officer)

	By:	/s/ Jason K. Johnson
Jason K. Johnson
Senior Vice President and Chief Accounting Officer, (principal accounting officer)